The Board of Trustees of the fund has approved the proposed reorganization of the fund into MFS Lifetime Retirement Income Fund on or about the close of business June 20, 2014. A shareholder vote is not required to complete the transaction.

Under the terms of the proposed Plan of Reorganization, the fund’s assets and liabilities would be transferred to MFS Lifetime Retirement Income Fund in return for shares of MFS Lifetime Retirement Income Fund with equal total net asset value as of the valuation date. These MFS Lifetime Retirement Income Fund shares would be distributed pro rata to shareholders of the fund in exchange for their fund shares. Current fund shareholders would thus become shareholders of MFS Lifetime Retirement Income Fund and receive shares of MFS Lifetime Retirement Income Fund with a total net asset value equal to that of their shares of the fund at the time of the reorganization. The proposed transaction is expected to be a tax-free event for federal income tax purposes.

The investment objective of the fund is to seek a high level of total return consistent with its asset allocation until the approximate retirement year in the fund's name; thereafter, the fund will seek total return through a combination of current income and capital appreciation. The asset allocation of the fund will change over time. The investment objective of MFS Lifetime Retirement Income Fund is to seek total return through a combination of current income and capital appreciation. Each fund’s objective may be changed without shareholder approval.

Additionally, the investment policies, strategies, and restrictions of MFS Lifetime Retirement Income Fund are substantially similar to the investment policies, strategies, and restrictions of the fund.

The summary prospectus for the MFS Lifetime Retirement Income Fund and a description of the terms of the proposed reorganization is expected to be mailed to shareholders of the fund on or about February 24, 2014.

In light of the proposed transaction, sales of fund shares and exchanges into this fund are expected to be suspended on or about the close of business June 18, 2014.

Effective immediately, the sub-section entitled “Purchase and Sale of Fund Shares” under the main heading “Summary of Key Information” is restated in its entirety as follows:

Purchase and Sale of Fund Shares
You may purchase and redeem shares of the fund each day the New York Stock Exchange is open for trading. You may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or through MFS Service Center, Inc. (MFSC) by overnight mail (MFSC, c/o Boston Financial Data Services, 30 Dan Road, Canton, MA  02021-2809), by mail ([Fund Name], P.O. Box 55824, Boston, MA 02205-5824), by telephone (1-800-225-2606), or via the Internet at mfs.com (MFS Access).

The fund’s initial and subsequent investment minimums generally are as follows:

Class	Initial Minimum	Subsequent Minimum
Class A, Class B, Class C	None – automatic investment plans and certain asset-based fee programs $25 – employer-sponsored retirement plans $250 – Traditional and Roth IRAs $1,000 – other accounts	$50 – by check and non-systematic written exchange request, and via MFSC telephone representatives None – other purchases
Class I, Class R1, Class R2, Class R3, Class R4	None	None

The Board of Trustees of the fund has approved the proposed reorganization of the fund into the MFS Lifetime Retirement Income Fund on or about the close of business June 20, 2014. A shareholder vote is not required to complete the transaction.

The summary prospectus for the MFS Lifetime Retirement Income Fund and a description of the terms of the proposed reorganization is expected to be mailed to shareholders of the fund on or about February 24, 2014.

In light of the proposed transaction, sales of fund shares and exchanges into this fund are expected to be suspended on or about the close of business June 18, 2014.

1004653                                                                                                                                       1                                                                                             ML1-MRGR-SUP-022014